Fair Value Measurements	12 Months Ended
Dec. 31, 2025
Fair Value Disclosures [Abstract]
Fair Value Measurements	Fair Value Measurements
The Company categorizes assets and liabilities that are recorded at fair values into one of three tiers based upon fair value hierarchy. These tiers include the following:
•Level 1 - Valuations based on quoted market prices in active markets for identical assets or liabilities;
•Level 2 - Valuations based on inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, model-based valuation techniques for which all significant assumptions are observable in the market, or other inputs that are observable or can be corroborated by observable market data;
•Level 3 - Valuations based on unobservable inputs that are not corroborated by market data.
The carrying amounts of cash and cash equivalents, restricted cash, accounts receivable, accounts payable and accrued expenses approximate their fair values due to the short-term maturities of the instruments.
The Company’s senior unsecured notes, and term loans are reported on the Consolidated Balance Sheets at their aggregate principal amount less unamortized deferred financing costs. The fair value, which is only disclosed in the footnote herein, of these financial instruments is estimated based on the present value of the expected coupon and principal payments using a discount rate that reflects the projected performance as of each valuation date. The inputs used to estimate the fair value of the Company’s senior unsecured notes and term loans are comprised of Level 2 inputs, including senior industrial commercial real estate loan spreads, trading data on comparable unsecured industrial REIT debt, corporate industrial loan indexes, risk-free interest rates, and Level 3 inputs, such as future coupon and principal payments, and projected future cash flows.
The Company’s financial assets and liabilities recorded at fair value on a recurring basis include derivative instruments. Refer to Note 10 - Derivative Financial Instruments for more information regarding valuation techniques of our derivative instruments.
There were no transfers between levels within the hierarchy for the years ended December 31, 2025 and 2024.
The Company’s assets and liabilities recorded at fair value on a non-recurring basis include long-lived assets when events or changes in circumstances indicate that the carrying amounts may not be recoverable. The Company estimates the fair values using unobservable inputs classified as Level 3 of the fair value hierarchy.
The Company’s assets and liabilities measured or disclosed at fair value are as follows:

		Fair Value
	Fair Value Hierarchy	December 31, 2025	December 31, 2024
Measured at fair value on a recurring basis:		(In thousands)
Interest rate swap assets	Level 2	$1,906	$14,141
Interest rate swap liabilities	Level 2	$3,403	$3,021
Cross-currency swap assets (Foreign exchange contracts)	Level 2	$—	$15,727

Assets held by various pension plans:
	Level 1	$24,234	$22,052
	Level 2	$1,737	$4,010
	Level 3	$1,290	$1,107

Measured at fair value on a non-recurring basis:
Certain previously impaired real estate assets	Level 3	$20,885	$25,394

Disclosed at fair value:
Public 5.600% Notes(1)	Level 2	$404,334	$—
Public 5.409% Notes(1)	Level 2	$489,960	$478,950
Senior Unsecured Notes (excluding Public 5.600% Notes and Public 5.409% Notes), Senior Unsecured Term Loans, and Senior Unsecured Revolving Credit Facility(1)	Level 3	$3,128,449	$2,660,494
(1)The carrying value of the Senior Unsecured Notes, Senior Unsecured Term Loans, and Senior Unsecured Revolving Credit Facility is disclosed in Note 9 - Debt to these Consolidated Financial Statements.